UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section
14(a) of the Securities Exchange
Act of 1934 (Amendment No. __)

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Check the appropriate box:
[_]    Preliminary Proxy Statement
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(AS PERMITTED BY RULE 14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]    Definitive Additional Materials
[_]    Soliciting Material Pursuant toss.240.14a-12

Track Data Corporation.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Exchange Act Rule 0-11 (set forth the amount on which
the filing fee is calculated and state how it was determined):

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4) Date Filed:

95 Rockwell Place
Brooklyn, NY 11217

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 18, 2004

To the Stockholders of Track Data Corporation:

The Annual Meeting of Stockholders of Track Data Corporation (the "Company") will be held at 95 Rockwell Place, Brooklyn, New York 11217, Fifth Floor Conference Room, at 10:00 A.M. on Wednesday, August 18, 2004, for the following purposes:

(1) To elect eight Directors of the Company to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

(2) To ratify the selection and appointment by the Company's Board of Directors of Grant Thornton LLP, independent auditors, as auditors for the Company for the year ending December 31, 2004; and

(3) To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

    A Proxy Statement, form of Proxy, the Annual Report to Stockholders of the Company for the year ended December 31, 2003 and the Financial Report for the three months ended March 31, 2004 are enclosed herewith. Only holders of record of Common Stock of the Company at the close of business on July 9, 2004 will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting; in addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting at the office of the Secretary of the Company, located at 95 Rockwell Place, Brooklyn, New York 11217.

Brooklyn, New York	By	Order of the Board of Directors
July 13, 2004

Martin Kaye
Secretary

All stockholders are cordially invited to attend the Meeting. If you do not expect to be present, please sign and date the enclosed form of Proxy and return it promptly using the enclosed envelope. No postage is required if mailed in the United States. Any person giving a Proxy has the power to revoke it at any time prior to its exercise and if present at the Meeting may withdraw it and vote in person. Attendance at the Meeting is limited to stockholders, their proxies and invited guests of the Company.

TRACK DATA CORPORATION
95 ROCKWELL PLACE
BROOKLYN, NEW YORK 11217

PROXY STATEMENT

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Track Data Corporation (the "Company") of proxies in the form enclosed. Such Proxies will be voted at the Annual Meeting of Stockholders of the Company to be held at 95 Rockwell Place, Brooklyn, New York, 11217, Fifth Floor Conference Room, at 10:00 A.M. on Wednesday, August 18, 2004 (the "Meeting") and at any adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

    This Proxy Statement and accompanying Proxy are being mailed on or about July 13, 2004 to all stockholders of record on July 9, 2004 (the "Record Date").

    Any stockholder giving a Proxy has the power to revoke the same at any time before it is voted. The cost of soliciting Proxies will be borne by the Company. The Company has no contract or arrangement with any party in connection with the solicitation of proxies. Following the mailing of the Proxy materials, solicitation of Proxies may be made by officers and employees of the Company by mail, telephone, telegram or personal interview. Properly executed Proxies will be voted in accordance with instructions given by stockholders at the places provided for such purpose in the accompanying Proxy. Unless contrary instructions are given by stockholders, it is intended to vote the shares represented by such Proxies for the election of the eight nominees for director named herein and for the selection of Grant Thornton LLP as independent auditors. The current members of the Board of Directors presently hold voting authority for Common Stock representing an aggregate of 25,442,680 votes, or approximately 52% of the total number of votes eligible to be cast at the Annual Meeting. The members of the Board of Directors have indicated their intention to vote affirmatively on all of the proposals.

VOTING SECURITIES

    Stockholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date there were 48,683,736 outstanding shares of common stock, par value $.01 per share (the "Common Stock"). Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth, as of May 31, 2004, information regarding the beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of the Company's Common Stock based upon the most recent information available to the Company for (i) each person known by the Company to own beneficially more than five (5%) percent of the Company's outstanding Common Stock, (ii) each of the Company's officers and directors and (iii) all officers and directors of the Company as a group. Unless otherwise indicated, each stockholder's address is c/o the Company, 95 Rockwell Place, Brooklyn, New York 11217.

	Shares Owned Beneficially (1)
Name	No. of Shares	% of Class

Barry Hertz (2)	27,280,547	53.3%

Martin Kaye (3)	558,400	1.1%

Stanley Stern (4)	139,000	*

Albert Drillick (5)	312,400	*

Abraham Biderman (6)	15,000	*

Charles Zabatta (6)	20,000	*

Jack Spiegelman (7)	109,000	*

E. Bruce Fredrikson (8)	83,000	*

All Officers and Directors as a Group
(ten persons)(9)	28,517,347	54.9%
---------------
* = less than 1%
(1)   Unless otherwise indicated, (i) each person has sole investment and voting power with respect to the shares indicated and (ii) the shares indicated are currently outstanding shares. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Subject to the foregoing, the percentages are calculated based on 48,893,736 shares outstanding.

(2)   Consists of 22,119,532 shares owned by Mr. Hertz, 2,799,400 shares owned by Trusts established in the names of Mr. Hertz’s children and 94,948 shares held by a family LLC managed by Mr. Hertz who owns 8% of such LLC. Mr. Hertz disclaims beneficial interest in shares owned by the Trust and 92% of the family LLC not owned by him. Also includes 2,266,667 shares issuable upon the exercise of presently exercisable options under the Company’s Stock Option Plans.

(3)   Consists of 38,400 shares owned of record and 520,000 shares issuable upon the exercise of presently exercisable options granted under the Company's Stock Option Plans.

(4)   Consists of 19,000 shares owned of record and 25,000 shares held in the Track Data Phantom Unit Trust to be released upon his termination of association with the Company, or earlier with approval of the Board of Directors. Also includes 95,000 shares issuable upon the exercise of presently exercisable options granted under the Company's Stock Option Plans.

(5)   Consists of 47,700 shares owned of record jointly with his wife, 3,300 shares owned by a trust in the name of his child, and 203,400 shares held in the Track Data Phantom Unit Trust to be released upon his termination of association with the Company, or earlier with approval of the Board of Directors. Also includes 58,000 shares issuable upon the exercise of presently exercisable options granted under the Company's Stock Option Plans.

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(6)  Consists of shares issuable upon the exercise of presently exercisable options granted under the Company’s Stock Option Plans.

(7)   Consists of 60,000 shares owned of record, 4,000 shares owned by his wife as to which Mr. Spiegelman disclaims beneficial interest and 45,000 shares issuable upon the exercise of presently exercisable options granted under the Company's Stock Option Plans.

(8)  Consists of 28,000 shares owned of record and 55,000 shares issuable upon the exercise of presently exercisable options granted under the Company's Stock Option Plans.

(9)   Consists of 25,442,680 outstanding shares and 3,074,667 shares issuable upon exercise of options described in footnotes 2 through 8 above.

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ITEM I. ELECTION OF DIRECTORS

    It is the intention of the persons named in the enclosed form of Proxy, unless such form of Proxy specifies otherwise, to nominate and to vote the shares represented by such Proxy for the election as directors of Barry Hertz, Martin Kaye, Stanley Stern, Albert Drillick, Abraham Biderman, Dr. E. Bruce Fredrikson, Philip Ort and Shaya Sofer to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified. All of the nominees are presently directors of the Company. The Company has no reason to believe that any of the nominees will become unavailable to serve as directors for any reason before the Annual Meeting. However, in the event that any of them shall become unavailable, the person designated as proxy reserves the right to substitute another person of his choice when voting at the Annual Meeting.

Officers and Directors

    The officers and directors are as follows:

Name	Age	Position

Barry Hertz	54	Chairman of the Board, Chief Executive Officer

Martin Kaye	56	Chief Operating Officer, Chief Financial Officer,
		Secretary and Director

Stanley Stern	53	Senior Vice President - Customer Relations, Director

Albert Drillick	58	Senior Systems Analyst, Director

Abraham Biderman	56	Director

E. Bruce Fredrikson	66	Director

Philip Ort	55	Director

Shaya Sofer	55	Director

Not Standing for re-election

Jack Spiegelman	65	Director

Charles Zabatta	62	Director

    Barry Hertz has served as the Company's Chairman and Chief Executive Officer since its inception. He holds a Masters degree in Computer Science from New York University (1973) and a B.S. degree in Mathematics from Brooklyn College (1971). Until his resignation in May 2001, Mr. Hertz also served as Chairman of Innodata Corporation ("Innodata"), a public company co-founded by Mr. Hertz, of which the Company was a principal stockholder, and which is a global outsourcing provider of Internet and on-line digital content services.

    Martin Kaye has been Chief Operating Officer since August 2001, and has been Chief Financial Officer, Secretary and a Director of the Company since 1994. Mr. Kaye is a certified public accountant. Mr. Kaye served as Chief Financial Officer of Innodata from October 1993 and Director from March 1995 until his resignation from those positions in May 2001. He had been an audit partner with Deloitte & Touche LLP for more than five years until his resignation in 1993. Mr. Kaye holds a B.B.A. in accounting from Baruch College (1970).

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    Stanley Stern has been Senior Vice President - Customer Relations since June 2000 and a Director of the Company since May 1999. He previously served as Director from April 1994 until his resignation in September 1997. He served as Vice President of the Company and in other capacities for more than five years until his resignation in December 1996. From January 1998 through May 2000, Mr. Stern was Chief Operating Officer of Integrated Medical Technologies, Inc., an Internet-based provider of medical services information. Mr. Stern holds a B.B.A. from Baruch College (1973).

    Albert Drillick has been a Director of the Company since February 2004. He has served as a Director of Applications and Senior Systems Analyst for the Company for more than the past five years. He holds a Ph.D. degree in Mathematics from New York University Courant Institute (1971).

    Abraham Biderman has been a Director of the Company since August 2002. Mr. Biderman is Chairman of Eagle Advisers, LLC, a diversified financial services and money management firm. From January 1990 to September 2003, he was Executive Vice President of Lipper & Company, Inc., a diversified financial services firm. Prior thereto, he served as special advisor to the Deputy Mayor and then the Mayor during New York City's Koch Administration. From January 1988 through December 1989, Mr. Biderman was Commissioner of New York City's Department of Housing, Preservation and Development. Prior thereto, he served as Commissioner of New York City's Department of Finance and as Chairman of New York City's Employee Retirement System. Mr. Biderman is a member of the Fiscal Opportunities Task Force of the New York City Partnership, a member of the Housing Committee of the Real Estate Board of New York, a Director of m-Phase Technologies, Inc., a company that manufactures and markets high-bandwidth telecommunications products incorporating DSL technology, and is also on the boards of numerous not-for-profit and philanthropic organizations. Mr. Biderman is a certified public accountant and graduated with a B.A. in Accounting from Brooklyn College (1970).

    Dr. E. Bruce Fredrikson has been a Director of the Company since June 1994. Dr. Fredrikson is currently an independent consultant in corporate finance and governance. He is Professor of Finance, Emeritus, at Syracuse University's Martin J. Whitman School of Management where he taught from 1966 until his retirement in May 2003. He is a director of Consumer Portfolio Services, Inc., a consumer finance company. Dr. Fredrikson holds an A.B. in economics from Princeton University and a M.B.A. in accounting and a Ph.D. in finance from Columbia University.

    Philip Ort has been a Director of the Company since June 2004. Mr. Ort has been the owner/operator of a family Real Estate Management and Investment business comprising residential and commercial properties since 1972. He serves on the boards of several non-profit organizations. He attended Brooklyn College from 1967 to 1970.

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    Shaya Sofer has been a director of the Company since June 2004. Since January 2001, he has been Senior Managing Project Director of Energy Spectrum Inc., an energy consulting firm focusing on CHP "Combine Heat and Power" (Cogeneration). Prior thereto, he was a consultant. He served as Director of Facilities for Track Data Corp. and as Executive Vice President of Fast Track Systems, a disaster recovery business, from 1985 through 1998. He also was a member of the board of directors of Track Data Corp. from 1986 through 1995, prior to its merger with Global Market Information, Inc. Mr. Sofer holds a B.A. in Mathematics from Queens College (1972)

    Jack Spiegelman has been a Director of the Company since April 1996. Mr. Spiegelman has been President of Briarcliff Securities Corp. (formerly Track Securities Corp.) since December 1983. From February 1996 to June 1997, he was a Senior Vice President of J. W. Genesis Securities Corp. and prior thereto for more than five years was a Senior Vice President of Fahnestock & Company, Inc. Mr. Spiegelman holds a B.A. in economics from Brooklyn College (1963).

    Charles Zabatta has been a Director of the Company since August 2001. Mr. Zabatta is presently a brokerage services consultant. Mr. Zabatta, who has more than 30 years of brokerage service experience, was Senior Managing Director of Corporate Development at Knight Capital Markets until November, 2003. He was a Director on the Board of Knight/Trimark Group from April 1998 to September 1999. Mr. Zabatta joined Knight from TD Waterhouse, where he also was Senior Managing Director of Corporate Development. Prior to joining TD Waterhouse in 1995, he was President and Chief Operating Officer of Wall Street Connect, an automated investment services company. He also served as Vice President and Director of Marketing at both Kennedy Cabot & Co. and Securities Settlement, a national clearing organization. Mr. Zabatta received his BA from Iona College (1964).

    Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified. Officers serve at the discretion of the Board. There are no family relationships among directors or officers.

Director Independence

    The Board of Directors has determined each of the following directors to be an "independent director" as defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers ("the NASD listing standards"): E. Bruce Fredrikson, Charles Zabatta, Abraham Biderman, Phillip Ort and Shaya Sofer.

Controlled Company Exemption

    The Company is a Controlled Company as defined in NASDAQ’s Stock Market Rule 4350(c)(5) as the Company is owned more than 50% by one individual. Accordingly, a majority of independent directors is not required to serve on the Company’s Board of Directors.

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Meetings of the Board of Directors

    The Board of Directors held four meetings during the year ended December 31, 2003. During 2003, each director attended in excess of 75% of both (i) the total number of board meetings held during the period for which he was a director and (ii) the total number of meetings of each committee of the board on which the director served during the period for which he was on the committee. The Company does not have a policy requiring incumbent directors and director nominees to attend the Company’s annual meeting of stockholders. Six incumbent directors attended last year's annual meeting.

Audit Committee

    The Company has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Serving on the Committee are Dr. E. Bruce Fredrikson, Abraham Biderman and Charles Zabatta. The Board of Directors has determined that it has an audit committee financial expert serving on the audit committee, Abraham Biderman. Mr. Biderman is an independent director as defined in Item 7(d)(3)(iv) of Schedule 14A. The function of the Audit Committee is to make recommendations concerning the selection each year of independent auditors of the Company, to review the effectiveness of the Company's internal accounting methods and procedures, to consider whether the principal accountant’s provision of non-audit services is compatible with maintaining the principal accountant’s independence and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation. The Audit Committee met four times during 2003. The Board of Directors has determined that the members of the Audit Committee are "independent" as defined in NASDAQ Stock Market’s Marketplace Rule 4200. A copy of the amended and restated charter of the Audit Committee adopted by the Audit Committee on June 4, 2004 is attached hereto as Exhibit A.

    The Board of Directors does not have a Compensation Committee. In accordance with NASDAQ Stock Market’s Marketplace Rule 4200, a majority of "independent" directors is required to recommend and approve the compensation of executive officers.

    The Company does not have a standing Nominating Committee. Due to the size of the Company and the resulting efficiency of a Board of Directors that is also limited in size, as well as the lack of turnover in the Company’s Board of Directors, the Board of Directors has determined that it is not necessary or appropriate at this time to establish a separate Nominating Committee. Potential candidates are discussed by the entire Board of Directors, and director nominees are selected by Board of Director resolution subject to the recommendation of a majority of the independent directors. All of the nominees recommended for election to the Board of Directors at the Annual Meeting are directors standing for re-election. Although the Board of Directors has not established any minimum qualifications for director candidates, when considering potential director candidates, the Board considers the candidate's character, judgment, diversity, skills, including financial literacy, and experience in the context of the needs of the Company and the Board of Directors. In 2003 the Company did not pay any fees to any third party to assist in identifying or evaluating potential nominees.

    The Board of Directors will consider director candidates recommended by the Company’s stockholders in a similar manner as those recommended by members of management or other directors, provided the stockholder submitting such nomination has provided such recommendation on a timely basis as described in "Proposals of Stockholders" below. To date, the Company has not received any recommended nominees from any non-management stockholder or group of stockholders that beneficially owns five percent of its voting stock.

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Report of the Audit Committee

    The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

    The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter, include providing oversight to the Company's financial reporting process through periodic meetings with the Company’s independent accountants and management to review accounting, auditing, internal controls and financial reporting matters. The Audit Committee is also responsible for the appointment, compensation and oversight of the Company’s independent auditors. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent accountants.

    The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee’s charter. To carry out its responsibilities, the Audit Committee met four times during fiscal 2003.

    The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company’s financial reports and financial reporting processes and systems of internal controls. Management of the Company has primary responsibility for the Company’s financial statements and the overall reporting process, including maintenance of the Company’s system of internal controls. The Company retains independent auditors who are responsible for conducting an independent audit of the Company’s financial statements, in accordance with generally accepted auditing standards, and issuing a report thereon.

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    In performing its duties, the Audit Committee has reviewed and discussed the audited financial statements with management and the Company’s independent auditors. The Audit Committee has also discussed with the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, "Communications with Audit Committee." SAS No. 61 requires the independent auditors to provide the Audit Committee with additional information regarding the scope and results of their audit of the Company’s financial statements, including with respect to (i) their responsibility under auditing standards generally accepted in the United States of America, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and (vi) any difficulties encountered in performing the audit. In addition, the Audit Committee received written disclosures and the letter from the independent auditors required by Independence Standards Board Statement No. 1, "Independence Discussions with Audit Committees." The independent auditors have discussed its independence with the Audit Committee, and has confirmed to us that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

    On the basis of the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Audit Committee has also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

Audit Committee

E. Bruce Fredrikson
Abraham Biderman
Charles Zabatta

Code of Ethics

    The Company has adopted a Code of Ethics that applies to its Chief Executive Officer and Chief Financial Officer. The Code as  well as any amendments and waivers of the Code, if any, will be posted on the Company’s website at http://www.trackdata.com/codeofethics.

Compliance with Section 16(a) of the Exchange Act

    The Company believes that during the period from January 1, 2003 through December 31, 2003 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

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Stockholders Communications With the Board of Directors

    Generally, stockholders who have questions or concerns regarding the Company should contact our Investor Relations department at 718-522-0222. However, stockholders may communicate with the Board of Directors by sending a letter to Board of Directors of Track Data Corporation, c/o Corporate Secretary, 95 Rockwell Place, Brooklyn, NY 11217. Any communications must contain a clear notation indicating that it is a "Stockholder--Board Communication" or a "Stockholder--Director Communication" and must identify the author as a stockholder. The office of the Corporate Secretary will receive the correspondence and forward appropriate correspondence to the Chairman of the Board or to any individual director or directors to whom the communication is directed. The Company reserves the right not to forward to the Board of Directors any communication that is hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate. The office of the Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be appropriate with respect to any inappropriate communications.

Executive Compensation

    The following table sets forth information with respect to compensation paid by the Company for services to it during the three fiscal years ended December 31, 2003 to the Company's Chief Executive Officer and to the executive officers whose aggregate annual salary and bonus exceeded $100,000 in 2003.

Summary Compensation Table

	Fiscal	Annual		Number of Stock
Name and Position	Year	Salary	Bonus	Options Awarded

Barry Hertz	2003	$450,000	-	500,000	(A)
Chairman, CEO	2002	$450,000	$9,000	500,000	(B)
	2001	$425,000	-	2,000,000

Martin Kaye	2003	$300,000	-	200,000	(A)
Chief Operating Officer,	2002	$300,000	$6,000	200,000	(B)
Chief Financial Officer	2001	$262,000	-	250,000

Stanley Stern	2003	$153,000	-	20,000	(A)
Senior Vice President	2002	$153,000	$3,060	20,000	(B)
	2001	$150,000	-	20,000

(A)    Granted in March, 2004 for the 2003 calendar year.
(B)    Granted in January, 2003 for the 2002 calendar year.

    The above table does not include certain perquisites and other personal benefits, the total value of which does not exceed the lesser of $50,000 or 10% of such person's cash compensation.

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Option Grants In Last Fiscal Year
Individual Grants

		Percent of			Potential Realized
		Total Options			Value at Assumed
		Granted to			Annual Rates of
	Number of	Employees			Stock Appreciation
	Options	in Fiscal	Exercise	Expiration	for Option Term*
Name	Granted(A)	Year	Price	Date	5%	10%

Barry Hertz	500,000	37%	$1.50	3/11/09	$10,000	$210,000

Martin Kaye	200,000	15%	$1.50	3/11/09	$4,000	$84,000

Stanley Stern	20,000	1%	$1.50	3/11/09	$400	$8,400

(A) Granted in March, 2004 for the 2003 calendar year. The options vest one-half on December 31, 2004 and one-half on December 31, 2005.

* Based on $1.19 closing price at date of grant.

Aggregate Option Exercises In Last Fiscal Year;
Fiscal Year End Option Values

Number of
Securities
Underlying
			Unexercised	Value of Unexercised In-
			Options at Fiscal	the-Money Options at
	Shares		Year End	Fiscal Year End
	Acquired on	Value	Exercisable/	Exercisable/
Name	Exercise	Realized	Unexercisable (A)	Unexercisable

Barry Hertz	None	-	2,466,667/583,333	$68,750/$68,750

Martin Kaye	None	-	640,000/100,000	$27,500/$27,500

Stanley Stern	None	-	95,000/10,000	$2,750/$2,750

(A) Does not include options granted to Messrs. Hertz, Kaye and Stern in March, 2004 of 500,000, 200,000 and 20,000 shares, respectively.

There are no employment agreements, stock appreciation rights, pension plans or long-term incentive plans.

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Equity Compensation Plan Information

All equity compensation plans have been approved by the Company's stockholders.

At December 31, 2003

a)	Number of securities to be issued upon exercise of outstanding options, warrants and rights	6,357,000 shares

b)	Weighted-average exercise price of outstanding options, warrants and rights	$1.62

c)	Number of securities remaining available for future issuance under equity compensation
	plans (excluding securities reflected in (a) above)	3,883,000 shares

Directors Compensation

    Dr. Fredrikson, Mr. Biderman and Mr. Zabatta are compensated at the rate of $1,250 per month, plus out-of-pocket expenses for each meeting attended. Since June 2004, Messrs. Ort and Sofer also receive $1,250 per month. No other director is paid cash compensation for his services as director.

    In March, 2004, Messrs. Fredrikson, Biderman, Spiegelman and Zabatta each received options to purchase 40,000 shares at an exercise price of $1.50 per share, exercisable one-half on December 31, 2004 and one-half on December 31, 2005 as compensation for their services.

Compensation Committee Interlocks and Insider Participation

    For the Company's fiscal year ended December 31, 2003, Messrs. Hertz, Kaye and Stern were officers of the Company and were members of the Board of Directors (there is no compensation committee).

Board Report on Executive Compensation

    The following is the Board’s compensation policy: The Board of Directors (the "Board") is responsible for determining the annual salary, short-term and long-term incentive compensation, stock awards and other compensation of the executive officers. In its deliberations regarding compensation of executive officers, including the chief executive officer, the Board considered the following factors: (a) Company performance, both separately and in relation to similar companies, (b) the individual performance, experience and scope of responsibilities of each executive officer, (c) compensation and stock award information disclosed in the proxy statements of other companies, (d) historical compensation levels and stock awards at the Company, (e) the overall competitive environment for executives and the level of compensation necessary to attract and retain executive talent and (f) the recommendations of management. The assessments were not subject to specific weightings or formulas. There was no pay increase for the Chief Executive Officer or other executive officers for fiscal 2003.

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Board Members

Barry Hertz
Martin Kaye
Stanley Stern
E. Bruce Fredrikson
Abraham Biderman
Jack Spiegelman
Charles Zabatta

Accounting Firm Fee Summary

Audit Fees.
The audit fees for 2003 and 2002 were $145,000 and $125,000, respectively. All services provided by independent accountants were approved by the Audit Committee.

Tax Fees.
Tax fees consisted of consulting and preparation of tax returns. The fees were $30,000 and $58,000 in the 2003 and 2002, respectively.

Audit Committee Pre-Approval Policies and Procedures.

The Audit Committee is directly and solely responsible for oversight, engagement and termination of any independent auditor employed by the Company for the purpose of preparing or issuing an audit report or related work.

The Committee:
Meets with the independent auditor prior to the audit and discusses the planning and staffing of the audit;

Approves in advance the engagement of the independent auditor for all audit services and non-audit services and approves the fees and other terms of any such engagement;

Obtains periodically from the independent auditor a formal written statement of the matters required to be discussed by Statement of Auditing Standards No. 61, as amended, and, in particular, describing all relationships between the auditor and the Company; and

Discusses with the auditor any disclosed relationships or services that may impact auditor objectivity and independence.

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STOCK PRICE PERFORMANCE GRAPH

    The following performance graph compares the cumulative total return (assuming reinvestment of dividends) of an investment of $100 in Track Data Corporation on December 31, 1997, through its fiscal years ended December 31, 1998, 1999, 2000, 2001, 2002 and 2003 to the Nasdaq Market Index and the Industry Index for SIC Code 7375, Information Retrieval Services.

INFORMATION PROVIDED BY MEDIA GENERAL FINANCIAL SERVICES.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    The Company leases its executive office facilities in Brooklyn from a limited partnership owned by the Company’s Chairman and members of his family. The Company paid the partnership rent of $585,000 for the year ended December 31, 2003 and $540,000 for the years ended December 31, 2002 and 2001. The lease provides for the Company to pay $600,000 per annum through April 1, 2005.

    In connection with the Company's arbitrage trading program, the Company's Chairman pledged approximately 12 million shares of his holdings of the Company's common stock as additional collateral for the arbitrage trading accounts. The Company is paying its Chairman at the rate of 2% per annum on the value of the collateral pledged. Such payments aggregated $87,000 and $131,000 for the years ended December 31, 2003 and 2002, respectively.

    The Company's Chairman has a margin loan of approximately $3 million as a customer of the Company's broker-dealer that is collateralized by 12.7 million of the Company's shares owned by him. This account is subject to an indemnity that covers all retail trading accounts with the Company's clearing broker, in the event they were to sustain losses.

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    On June 3, 2003, the Company's Chairman sold 1.6 million shares of the Company's common stock to the Company for $928,000.

    The Company has an employee savings program under which employees may make deposits and receive interest at the prime rate. As of December 31, 2003, the Company’s Chief Financial Officer has deposits in the program of $91,000, and received interest during the year of $1,000.

    Jack Spiegelman, a director of the Company, had a five-year consulting agreement with the Company that expired in April 2004 pursuant to which he was paid an annual fee of the greater of $50,000 or 5% of the after-tax earnings, if any, from trading activities. In 2003, 2002 and 2001, the fee was $50,000, respectively. In addition, the Company paid commissions to Briarcliff Capital, a brokerage firm controlled by Mr. Spiegelman, of approximately $60,000 in 2002 in connection with the Company's trading of stocks and options.

ITEM II. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

    Subject to approval by the stockholders, the Board of Directors has appointed Grant Thornton LLP as the independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2004. Grant Thornton LLP also served as the Company's auditors for each of the six fiscal years ended December 31, 2003. It is expected that a representative of Grant Thornton LLP will be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and to be available to respond to appropriate questions from stockholders.

    In the event that the stockholders fail to ratify this appointment, other certified public accountants will be considered upon recommendation of the Audit Committee. Even if this appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year, if the Board believes that such a change would be in the best interest of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS

VOTE REQUIRED

    Election of Directors.  Directors will be elected at the meeting by a plurality of the votes cast (i.e., the eight nominees receiving the greatest number of votes will be elected as Directors).

    Ratification of the Appointment of Independent Auditors. The appointment of Grant Thornton LLP as independent auditors requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against such ratification, whereas broker non-votes and shares not represented at the meeting will not be counted for purposes of determining whether such ratification has been approved.

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EXPENSE OF SOLICITATION

    The cost of soliciting proxies, which also includes the preparation, printing and mailing of the Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily through the mail, but regular employees of the Company may solicit proxies personally, by telephone or telegram. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of the stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

PROPOSALS OF STOCKHOLDERS

    Stockholders of the Company who intend to present a proposal for action at the next Annual Meeting of Stockholders of the Company must notify the Company's management of such intention by notice in writing received at the Company's principal executive offices on or before March 12, 2004 in order for such proposal to be included in the Company's Proxy Statement and form of proxy relating to such Meeting. Stockholders who wish to present a proposal for action at the next Annual Meeting are advised to contact the Company as soon as possible in order to permit the inclusion of any proposal in the Company's proxy statement.

ANNUAL REPORT

    A copy of our Annual Report on Form 10-K for the 2003 Fiscal Year has been mailed concurrently with this Proxy statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The annual report is not incorporated into the Proxy Statement and is not considered proxy solicitation material.

OTHER MATTERS

    The Company knows of no items of business that are expected to be presented for consideration at the Annual Meeting which are not enumerated herein. However, if other matters properly come before the Meeting, it is intended that the person named in the accompanying Proxy will vote thereon in accordance with his best judgement.

    PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

Brooklyn, New York	By	Order of the Board of Directors
July 13, 2004

/s/

Martin Kaye, Secretary

FORM OF PROXY

TRACK DATA CORPORATION
ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned Stockholder of Common Stock of Track Data Corporation (the "Company") hereby revokes all previous proxies, acknowledges receipt of the Notice of the Meeting of Stockholders to be held on Wednesday, August 18, 2004 and hereby appoints Barry Hertz and Martin Kaye, and each of them, as proxies of the undersigned, with full power of substitution, to vote and otherwise represent all of the shares of the undersigned in the Company at said meeting and at any adjournments thereof with the same effect as if the undersigned were present and voting the shares. The shares represented by this proxy shall be voted on the following matters and, in their discretion, upon any other business which may properly come before said meeting.

1. Election of Directors:

❒	For all nominees listed below	❒	Withhold authority to vote for
	(except as indicated)		all nominees listed below

To withhold authority for any individual nominee, strike through that nominee's name in the list below.

Barry Hertz	Martin Kaye	Stanley Stern	Albert Drillick
Abraham Biderman	E. Bruce Fredrikson	Philip Ort	Shaya Sofer

2. Ratification of the selection of Grant Thornton LLP as independent auditors:

❒	For	❒	Against	❒	Abstain

THE SHARES REPRESENTED BY THIS PROXY, DULY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF EACH OF THE ABOVE NOMINEES, FOR SELECTION OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

Dated :	2004

Signature(s) of Stockholder:

(Title, if appropriate):

This proxy should be signed by the Stockholder(s) exactly as his or her name appears hereon. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, each owner should sign. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.